UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2012

Tower Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Broadway, 31st Floor

New York, NY 10271

(Address of principal executive office)

(212) 655-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 7.01 Regulation FD Disclosure.

On August 22, 2012, Tower Group, Inc. (“Tower”) announced in a press release the consummation of its investment in Canopius Group, Ltd. Tower is filing a copy of the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed merger transaction involving Tower and Canopius Holdings Bermuda Limited (“Canopius Bermuda”), Tower and Canopius Bermuda will file a joint proxy statement/prospectus with the United States Securities and Exchange Commission (the “SEC”). Investors are urged to carefully read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to obtain the proxy statement/prospectus and all relevant documents filed by Tower with the SEC free of charge at the SEC’s website www.sec.gov or, with respect to documents filed by Tower, from Tower directly at 120 Broadway, 31st Floor, New York, NY 10271, (212) 655-2000; email: info@twrgrp.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its stockholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Tower’s stockholders under the rules of the SEC is set forth in public filings filed by Tower with the SEC and will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information concerning Tower’s participants in the solicitation is contained in Tower’s Proxy Statement on Schedule 14A, filed with the SEC on March 16, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 99.1	Press release dated August 22, 2012 entitled “Tower Closes on Investment in Canopius Group, Ltd.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2012

Tower Group, Inc.

By:	/s/ Elliot S. Orol

Elliot S. Orol
Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit 99.1	Press release dated August 22, 2012 entitled “Tower Closes on Investment in Canopius Group, Ltd.”